EQ ADVISORS TRUST

SUPPLEMENT DATED NOVEMBER 7, 2006 TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2006

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information dated May 1, 2006 of EQ Advisors Trust (“Trust”). You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in connection with the Prospectus or Statement of Additional Information and retain it for future reference.

Information Regarding Portfolio Fees and Expenses

EQ/Evergreen Omega Portfolio

The information provided below updates information regarding portfolio fees and expenses and replaces in its entirety the table and related footnotes in the “Portfolio Fees and Expenses” section with respect to the Portfolio.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio Assets)

EQ/Evergreen Omega Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.65%	0.65%
Distribution and/or Service Fees (12b-1 fees)†	None	0.25%
Other Expenses	0.18%	0.18%
Total Annual Portfolio Operating Expenses	0.83%	1.08%
Less Fee Waiver/Expense Reimbursement **	—	—
Net Annual Portfolio Operating Expenses ***	0.83%	1.08%

†	The maximum distribution and/or service (12b-1 fee) for the Portfolio’s Class IB shares is 0.50% of the average daily net assets attributable to the Portfolio’s Class IB shares. Under an arrangement approved by the Trust’s Board of Trustees, the distribution and/or service (12b-1) fee currently is limited to 0.25% of the average daily net assets attributable to the Portfolio’s Class IB shares. This arrangement will be in effect at least until April 30, 2007.

*	“Other Expenses” have been restated to reflect current fees.

**	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2007 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed 0.90% for Class IA or 1.15% for Class IB shares. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three or five years, as applicable, of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”

***	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, and the restatement of Other Expenses, the Net Annual Portfolio Operating Expenses for the Portfolio would be 0.63% for Class IA shares and 0.88% for Class IB Shares.

Information Regarding Portfolio Manager Changes

EQ/Capital Guardian Growth Portfolio

The information provided below updates information regarding the EQ/Capital Guardian Growth Portfolio and should replace in its entirety, information located in the third paragraph of the section entitled “Who Manages the Portfolio” with respect to the Portfolio:

Todd James is a Senior Vice President of Capital International Research, Inc. with both investment analyst and diversified portfolio management responsibilities. His research responsibilities include U.S. merchandising and e-commerce. He joined the Capital Guardian organization in 1985 as a statistician and in 1989 assumed research responsibilities.

EQ/Van Kampen Emerging Markets Equity Portfolio

The information provided below updates information regarding the EQ/Van Kampen Emerging Markets Equity Portfolio and should replace, in its entirety, information located in the second, third, fourth and fifth paragraphs of the section entitled “Who Manages the Portfolio” with respect to the Portfolio.

The Portfolio is managed within the Adviser’s Emerging Markets Team. The Team consists of portfolio managers and analysts. The team works collaboratively when making portfolio decisions. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are: Ruchir Sharma, James Cheng, Paul Psaila, Eric Carlson, William Scott Piper and Ana Cristina Piedrahita. The Emerging Markets Team is comprised of dedicated portfolio managers/analysts that have extensive experience in analyzing emerging markets equity securities for investors. Mr. Sharma is the lead portfolio manager and is responsible for overall portfolio performance and construction. Mr. Sharma focuses on country allocation, relying heavily on input from the regional co-portfolio manager teams who are responsible for stock selection for their respective regions. Portfolio managers generally specialize by region, with the exception of a few specialized groups focusing on specific sectors.

Ruchir Sharma, the lead portfolio manager, is a Managing Director of MSIM Inc., and has been managing the Portfolio since 2001. He has been with MSIM Inc. in an investment management capacity since October 1996.

Paul Psaila, an Executive Director of MSIM Inc., has been managing the Portfolio since its inception and has been an investment management professional with MSIM Inc. since 1994.

James Cheng, a Managing Director of Morgan Stanley Investment Management Company (“MSIM Company”), an affiliate of MSIM, Inc., since August 2006, has been managing the Portfolio since October 2006. Prior to joining MSIM Company. Mr. Cheng worked in an investment management capacity at Invesco Asia Limited, Asia Strategic Investment Management Limited and Munich Re Asia Capital Management Limited.

Eric Carlson, an Executive Director of MSIM Inc., has been associated with MSIM Inc. in an investment management capacity since September 1997 and has been a member of the team managing the Portfolio since October 2006.

Scott Piper, an Executive Director of MSIM Inc. since December 2002, has been associated with MSIM Inc. in an investment management capacity since December 2002. He has been a member of the team managing the Portfolio since October 2002.

Ana Cristina Piedrahita, an Executive Director of MSIM Inc., has been associated with MSIM Inc. in an investment managing capacity since January 2002. She has been a member of the team managing the Portfolio since October 2006. Prior to joining MSIM Inc., Ms. Piedrahita was an equity analyst at Fidelity for more than five years.